UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2022

MINISTRY PARTNERS INVESTMENT COMPANY, LLC

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(Exact name of registrant as specified in its charter)

California   333-04028-LA 33-0489154

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(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA 92821

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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 671-5720

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company filer, or an emerging growth company. See the definitions of “accelerated filer,” “large accelerated filer,” “smaller reporting company,” and “emerging growth company.” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐
Smaller reporting company filer ☑	Emerging growth company ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2022, Ministry Partners Investment Company, LLC (the “Company”), announced that Darren Thompson was appointed as Executive Vice President, Chief Operating Officer for the Company. Mr. Thompson previously served as Chief Lending Officer for America’s Christian Credit Union and had been with the credit union since 2011. At America’s Christian Credit Union, Mr. Thompson oversaw all lending operations, including loan origination, servicing, collection, and participation for both consumer and business loans. Prior to that Mr. Thompson served as a Treasury & Funding Trader for Western Corporate Federal

Credit Union, assisting in the management of a $32 billion portfolio. Mr. Thompson holds a master’s degree in management from Azusa Pacific University.

As Chief Operating Officer, Mr. Thompson will be responsible for day-to-day implementation of Ministry Partner’s board approved business plan, assuming direct oversight of lending, servicing, and operations. His role will encompass the development, implementation, operation, and supervision of all organizational efforts to implement Ministry Partners’ missional purpose.

Mr. Thompson is the son of Mendell Thompson, a manager of the company. There have been no transactions involving Mr. Thompson that would require disclosure under Item 404(a) of Regulation S-K.

The Company also announced that it has promoted Daniel Flude to Vice President of Finance. Mr. Flude will retain his role as the Company’s Controller. Mr. Flude has been with the Company since 2008. In addition, on January 24, 2022, the Company, hired Andrew Johnston as Vice President of Strategic Initiatives. Mr. Johnston will be directly responsible for the Company’s information and technology function. His role will have a strong emphasis on facilitating a digital transformation within the loan origination, operations, servicing, and processing functions, as well as improving the overall client/prospect user experience throughout the whole enterprise.

There are no family relationships between Mr. Flude or Mr. Johnston and any manager, executive officer or person nominated or chosen by the Company to become a manager or executive officer. Additionally, there have been no transactions involving Mr. Flude and/or Mr. Johnston that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached herewith:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 3, 2022	MINISTRY PARTNERS INVESTMENT
COMPANY, LLC
/s/ Joseph W. Turner, Jr Joseph W. Turner, Jr. Chief Executive Officer and President